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                                                                   EXHIBIT 10.24

                             AMENDMENT NO. 1 TO ZINC
                             OXIDE SUPPLY AGREEMENT

         THIS AMENDMENT, dated as of January __, 2001, entered into by and between BASF CORPORATION, a Delaware corporation ("BASF") and NANOPHASE TECHNOLOGIES CORPORATION, a Delaware corporation ("Nanophase").

                                    RECITALS

          A. Nanophase and Sun Smart, Inc. ("SSI") entered into that certain Zinc Oxide Supply Agreement, dated as of September 16, 1999 (as amended, the "Agreement"), pursuant to which Nanophase manufactured zinc oxide and supplied it to SSI.

          B. BASF and Nanophase desire that Nanophase manufacture and supply to BASF coated as well as non-coated zinc oxide.

          C. To facilitate Nanophase's purchase and installation of the equipment necessary to coat zinc oxide for BASF (the "New Equipment"), BASF has provided a loan to Nanophase in the amount of $1,293,895, payable over three years, in accordance with that certain Letter Agreement dated as of September 14, 2000, and Nanophase has delivered a Promissory Note dated September 14, 2000 for said amount (the "Note").

          D. BASF and Nanophase desire to amend the Agreement as set forth herein.

         THEREFORE, the parties hereto agree as follows:

          Section 1. BASF and Nanophase acknowledge and agree that effective November 30, 1999, SSI assigned the Agreement to BASF.

          Section 2. Reference in the Agreement to SSI shall be deemed to be reference to BASF.

          Section 3. Section 1.01 of the Agreement is hereby deleted in its entirety and replaced with the following:

                   "1.01. Agreement to Purchase and Sell. On the terms and subject to the conditions of this Agreement, Nanophase agrees to sell to BASF, and BASF agrees to purchase from Nanophase, coated and non-coated zinc oxide meeting the specifications set forth in Exhibit A to this Agreement and manufactured in accordance with Exhibit A (such coated and non-coated zinc oxide being referred to as the "Product") provided, however, that Nanophase shall not be obligated to accept purchase orders for coated zinc oxide from the New Equipment until June 1, 2001. The terms of this Agreement apply only to the sale and use of the Product for skin care products, hair care products, sun care products, oral care products, baby care products, toiletries, color cosmetics and topical human sunscreen products (the "Field")."


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          Section 4. A new Section 1.04(g) is hereby added as follows:

                   "(g) BASF will rebate Nanophase the difference between (i) [
          * * * ] and (ii) BASF's 2001 purchase price per kilogram for non-coated zinc oxide (determined in accordance with Exhibit B) for non-coated zinc oxide volumes sold to Schering Plough during the 2001 calendar year for the application field Foot Care. BASF will pay Nanophase the rebate on a semiannual basis on June 30 and December 31, 2001."

          Section 5. Section 1.07 of the Agreement is hereby deleted in its entirety and replaced with the following:

                   "Payment of the initial purchase price for Product ordered under this Agreement shall be due 30 days from date of invoice with payment due on the 30th day. Product will be invoiced on or after shipment. Nanophase shall retain title to Product until payment in full of the initial purchase price. If for any reason this retention of title is ineffective, BASF grants to Nanophase a purchase money security interest in ordered Product for payment in full of the initial purchase price. Invoices for coated zinc oxide manufactured by Nanophase shall be credited per the terms and conditions of the Note."

          Section 6. Section 4.01(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

                   "(b) Any time after July 1, 2002, either party may terminate this Agreement for any reason by delivering two years' advance notice of termination to the other party."

          Section 7. Section 7.12 of the Agreement is hereby amended by deleting the address for notices to SSI and inserting the following address for notices to BASF.

                  "to BASF:

                            BASF Corporation
                            3000 Continental Drive - North
                            Mount Olive, NJ 07828-1234
                            Facsimile: 973-426-5369
                            Attention: Marketing Manager, Cosmetic Chemicals"

          Section 8. Exhibit A to the Agreement is hereby deleted in its entirety and replaced with Exhibit A hereto.

          Section 9. Exhibit B to the Agreement is hereby deleted in its entirety and replaced with Exhibit B hereto.

* * *  CONFIDENTIAL TREATMENT REQUESTED


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          Section 10. The parties represent and warrant that the representations contained in the Agreement are true and correct as of the date hereof.

          Section 11. All other terms and conditions of the Agreement shall remain in full effect in accordance with their terms.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the first date set forth above.

                                            NANOPHASE TECHNOLOGIES CORPORATION


                                            By:/S/ Joseph Cross
                                               ---------------------------------
                                            Its:   President and CEO
                                                --------------------------------


                                            BASF CORPORATION


                                            By:/S/ illegible
                                               ---------------------------------
                                            Its:
                                                --------------------------------


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                                    EXHIBIT A

             "The Product" is defined as uncoated ZnO and coated ZnO

                            MANUFACTURING CONDITIONS

          The Product will be manufactured under GNP standards (as defined in 21 code of Federal Regulations Parts 210 and 211) and ISO 9000 standards as applicable and such other standards as the parties may mutually agree from time to time.

                             PURITY (UNCOATED ONLY)

          The Product will meet USP, BP purity requirements. At least 50% of the Product made will meet the JSCI standard for zinc oxide purity. The Product will be free of foreign bodies.

                          PARTICLE SIZE (UNCOATED ONLY)

          It is the present intention of the parties that the specifications for particle size applicable under this Agreement will be those set forth below. The parties will conduct additional tests to validate such specifications. If the results of validation testing are inconsistent with the specifications set forth below, the parties will in good faith agree on changes to such specifications.

          To be determined using a Brook Haven XDC or other instrument mutually agreed upon.

          The Product will have an average particle size (on a number basis) of less than 0.2 microns but greater than .05 microns. The Product will have an average particle size (on a mass basis) of less than 0.250 microns.

          The Product will have at least 95% of its mass accounted for by particles with diameters of less than 1.0 microns with no detectable particles greater than 1.5 microns.

          From samples produced by Nanophase, a Reference Standard for the Product will be established and inventoried for comparison and instrument calibration.

                              COATING (COATED ONLY)

          It is the present intention of the parties that the specifications for the Coated Product applicable under this agreement will be those set forth below. The parties will conduct additional tests to validate such specifications. If the results of validation testing are inconsistent with the specifications set forth below, the parties will in good faith agree on changes to such specifications.

          [ * * * ]

          * * * CONFIDENTIAL TREATMENT REQUESTED


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                                    PACKAGING

          Packaging will be specified by BASF. The uncoated Product will be packaged in 10 kg corrugated boxes with plastic liners. The coated Product will be packaged in 25 kg corrugated boxes with plastic liners.

          Labeling will be specified by BASF.


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                                    EXHIBIT B

I. Indicated below is the pricing schedule for uncoated Product F.O.B. Nanophase's Plant.



                                    [ * * * ]





II. Indicated below is the pricing schedule for coating the uncoated Products (these prices are in addition to the prices for the uncoated Product listed above)



                                    [ * * * ]
















* * *  CONFIDENTIAL TREATMENT REQUESTED